REPUBLIC BANCORP™

HOWE BARNES Presentation

Thursday, October 30, 2008

HOWE BARNES HOEFER & ARNETT

Safe Harbor

During the course of this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc. ("Republic" or the "Company"), as well as certain financial projections. We want to emphasize that these forward-looking statements involve judgment, and that individual judgments may vary. Moreover, these statements are based on limited information available to us now, which is subject to change. Actual results may differ substantially from what we say today and no one should assume later that the comments we provide today are still valid. They speak only as of today. Specific risk factors that could cause our projections not to be achieved are discussed in the "*Risk Factors*" section of our Form 10-Q filed with the Securities and Exchange Commission ("SEC") on October 28, 2008, and our Form 10-K and other reports filed with the SEC from time to time.

Steve Trager

President and

Chief Executive Officer

Stock Overview

1998 – IPO completed	2.14	million shares issued
NASDAQ Symbol	RBCAA	
Shares Outstanding 09/30/08	20.6	
Market Capitalization 09/30/08	$625	
Stock Price 1/1/08	$16.53	
Stock Price 09/30/08	$30.32	
Stock Price 10/28/08	$20.74	
Book Value Per Share 09/30/08	$13.45	
Average Daily Volume	62,000	shares (TTM as of 9/30/08)
	132,000	shares (July – Sept)
Class A Common Stock Dividend Yield	1.60%	(YTD 9/30/08)
Diluted Earnings per Class A Common Stock	$1.59	(YTD 9/30/08 – 81% increase over 2007)
	$1.90	(TTM)
Price / Earnings Ratio	15.96	X (TTM as of 9/30/08)
Inside Ownership	51%	
Institutional Ownership	18%	
Number of stock dividends	4	
Quarterly Cash Dividends have increased 9 times since IPO in 1998.		
5 year compound growth rate of cash dividends	16%	

TTM – Trailing 12 Months

Company Profile

- Headquartered in Louisville, Kentucky
- Largest Kentucky based bank holding company
- Holding Company for Republic Bank & Trust Company and Republic Bank
  - Industry Leading Credit Quality
  - ROA 1.40% YTD 9/30/08
  - ROE 16.66% YTD 9/30/08
  - $3.0 billion in assets
  - $2.3 billion in loans
  - $1.8 billion in deposits
  - $277 million in equity
- Operating Segments
  - Traditional banking
  - Mortgage banking
  - Tax Refund Solutions ("TRS")
- Strong experienced management and 720 dedicated associates
  - Executive Management with over 140 years of experience in banking

Outstanding Three-Year Record

	Compound Annual Growth Rate*
Diluted EPS	18.63%
Cash Dividends declared (Class A)	12.82%
Stock Price Per Share	12.63%
Book Value Per Share	8.01%

* - As of September 30, 2008

Banking Market Overview

Diversified Growth Markets

45 Full Service Banking Centers

Banking Center Locations:

- Kentucky - 36
  - Louisville – 20
  - Central / Western – 12
  - Northern – 4
- Ohio – 1
- Indiana - 3


Florence
Independence
Jeffersonville
New Albany
Floyds Knobs
Georgetown
Shelbyville
Louisville
Shepherdsville
Lexington
Elizabethtown
Bowling Green

(continued)

Banking Market Overview

- Florida
  - Metropolitan Tampa – 5
- Acquired in October 2006
- Currently $88 million in total assets



Hudson
Port Richey
New Port Richey
Palm Harbor
Temple Terrace

Market Characteristics

- Louisville – 16th largest city in the U.S.
- Steady economic and job growth rates
- Stable real estate values
- Large employers
- Stable source of deposits and Loans
- Attractive growth markets
- Tourism
- Existing and contiguous markets provide attractive opportunities
- Population center of the U.S. East of the Rocky Mountains

Organization History

1977	Acquisition of 80+ year old Shelby County, Kentucky bank, renamed Republic Bank of Shelby County - Shelbyville
1982	Republic Bank & Trust Company founded
1984-1987	Acquisition of 3 failed Saving and Loan Institutions
1994	Merger of the three Republic Bank entities
1998	IPO completed - 2.14 millions shares of Class A Common Stock
	Acquired Refunds Now (later changed name to Tax Refund Solutions)
2001	Republic Bank & Trust Company of Indiana founded
2005	$40 million trust preferred offering
2006	Entered Northern Kentucky Market (Metropolitan Cincinnati)
	Acquired Gulfstream Community Bank of Florida (later changed name to Republic Bank)
2008	Filed application with Office of Thrift Supervision (to merge Republic Bank & Trust Company and Republic Bank)

Asset Growth



Total Assets (in millions)
$736
$891
$1,141
$1,055
$1,208
$1,369
$1,508
$1,591
$1,753
$2,128
$2,499
$2,736
$3,047
$3,165
$3,045
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
9/30/2008

Operational Philosophy

- Executive Management and Board of Directors commitment to corporate governance
- Localized market leadership
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Growth Strategies / Strategic Initiatives

- Entering fast growing markets by adding strategically located banking centers and making selective acquisitions
  - Focused on markets with attractive growth prospects
  - Focused within growing communities
  - Strategic *de novo* branching
  - Selective acquisition opportunities
  - Increasing core deposits
- Outperform peer financial performance
- Focus on core deposit growth initiatives
- Continue to improve on already solid loan quality metrics
- Continuance of quarterly cash dividend

Deposit Mix



Total Non Interest Bearing Deposits 16%
Interest Bearing Demand (NOW and SuperNOW) 11%
Brokered Deposits 12%
Money Market 33%
Other Certificates of Deposit 13%
Certificates of Deposit 100,000+ 11%
IRA 2%
Savings 2%

Total Deposits: $1.8 Billion

Cost of Deposits:[1] 2.72%

Note: [1] For the nine months ended September 30, 2008.

Lending Strategy

Highlights

- Industry leading credit quality with non performing loans to total loans of 0.69% as of 9/30/08
- 98% of loans in Kentucky and Southern Indiana market footprint
- Diversification between Consumer and Commercial
- Focus on segments where high touch service matters
  - Locally owned business
  - In market investment real estate
  - Private banking
- Loyal and experienced producers
- Locally empowered lenders with timely decision making

Loan Portfolio [1]



Consumer 1%
Home Equity 13%
Commercial Real Estate 28%
Commercial 4%
Construction Real Estate 5%
Residential Real Estate 49%

Total Loans: $2.3 Billion

Note: [1] As of September 30, 2008

Concentrations of Commercial Credit

Description	% of Total Loans
Apartment Building Operators	7%
Office Condominiums	7%
Real Property Lessors	5%
Medical Offices	3%
Strip Centers	3%
Restaurants	1%
Warehouses	1%
Religious Organizations	1%
Single Family Housing Construction	1%
Sub Dividers and Developers	1%

Key Investment Points

- Industry leading performance in 2008
- Outstanding credit quality
- Acquisition opportunities
- Diversification of income sources
- Positioned for sustainable, profitable growth
- We were here for you yesterday. We are here for you today. We will be here for you tomorrow.

Financial Highlights

Performance Summary

	TTM 9/30/08	2007	2006
Return on average assets	1.25%	0.81%	0.98%
Return on average equity	15.18%	10.25%	12.46%
Non performing loans to total loans – Period end	0.69%	0.40%	0.28%
Net Charge Off to average loans - Traditional Banking Segment	0.19%	0.10%	0.09%
Book value per share	$13.45	$12.26	$11.53

Diluted Earnings Per Class A Common Stock



$1.35
$1.20
$1.90
2006
2007
9/30/08 TTM

- 18.63% three year compound growth rate for EPS

Net Income



(In thousands)
$28,351
$24,913
$39,454
2006
2007
9/30/08 TTM

- Performance Drivers
  - Increased net interest income
  - Strong fee based non interest income
  - Non interest expense control
  - Strong asset quality
  - TRS

Net Interest Income



(In thousands)
$88,298
$94,478
$125,302
2006
2007
9/30/08 TTM

- Performance Drivers
  - Balance Sheet well positioned for Rate Cuts
  - Steepening of yield curve
  - Significant TRS contribution

Net Interest Margin vs. Year End Prime Interest Rate



8.25%
7.25%
7.25%
5.25%
4.50%
4.00%
4.22%
4.15%
3.65%
3.42%
3.22%
3.17%
2003
2004
2005
2006
2007
2008 - TTM
NIM
YEAR END PRIME

Non Interest Income as a % of Total Revenue



15.22%
15.95%
20.76%
2006
2007
9/30/08 TTM

- Strong service charges on deposits
- Significant TRS contribution

Tax Refund Solutions

Total Refund Anticipation Loan Volume	$1.8 billion
Total Electronic Refund Check Volume	$3.6 billion
Net Income (YTD 9/30/08)	$16.2 million

Five Year Cumulative Total Return*



$100.00
$140.06
$124.72
$156.09
$110.49
$206.21
2003
2004
2005
2006
2007
9/30/2008

* - Assumes an investment of $100 on December 31,2003

Total Market Capitalization


(In millions)
$492
$335
$625
2006
2007
9/30/2008

THANK YOU